UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2005



                                   ZANN CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


          000-28519                                       76-0510754
   (Commission File Number)                    (IRS Employer Identification No.)


1549 N. LEROY ST., SUITE D-200
      FENTON, MICHIGAN                                       48430
 (principal executive offices)                            (Zip Code)


                                 (810) 714-2978
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Effective July 25, 2005, Robert Simpson, the President, Secretary and Chairman of the Board of Directors of Zann Corp. (the "Registrant"), contributed 1,795,250 shares of the issued and outstanding common stock, par value $0.01 per share, and 164,601 shares of the issued and outstanding convertible preferred stock, second series, par value $1.00 per share, of Sartam Industries, Inc., a Florida corporation ("Sartam"), to the Registrant as a contribution to the Registrant's capital. The 1,795,250 common shares of Sartam contributed by Robert Simpson constitute approximately 48.3 percent of the issued and outstanding common shares of Sartam. The 164,601 preferred shares, second series, of Sartam contributed by Robert Simpson constitute approximately 6.5 percent of the issued and outstanding preferred shares, second series, of Sartam.

     Each share of the second series of Sartam's preferred stock, par value $1.00 per share, is convertible into one share of Sartam's common stock, par value $0.01 per share.

     Robert Simpson purchased the common and the preferred shares of Sartam from several significant stockholders of Sartam on 27th of June, 2005, for a total purchase price of $4,400,000. The capital stock purchase agreement between Robert Simpson and the stockholders of Sartam is attached as an exhibit to this Current Report. Robert Simpson contributed the common and the preferred shares of Sartam to the Registrant in exchange for a release from all liability under the acquisition agreements related to the Sartam stock. The contribution and assumption agreement between Robert Simpson and the Registrant is attached as an exhibit to this Current Report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 2.01 of this Current Report. The date when the registrant became obligated on the direct financial obligation in connection with the Sartam stock purchase transactions was July 25, 2005. The amount of the direct financial obligation is $4,400,000, which is comprised of the sum of $200,000, to be reimbursed to Simpson by the Registrant, and the $4,200,000, due pursuant to the Promissory Note between Robert Simpson and stockholders of Sartam, dated June 27th, 2005, which is an attachment to exhibit 10.1 of this Current Report. The repayment of the Promissory Note is secured by the Stock Pledge Agreement, which is also an attachment to exhibit 10.1 of this Current Report.

The $4,200,000 principal amount of the Promissory Note is payable as follows:
     (a)  $500,000 on December 31, 2005;

     (b)  $1,000,000 on March 31, 2006; and

     (c)  $2,700,000 on August 7, 2006.

The Promissory Note bears no interest ad further terms of repayment are set forth in the Promissory Note,

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  statements  of  business  acquired.

     It is not practicable to file the required historical financial statements of Sartam Industries, Inc. at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)  Pro  forma  financial  information.

     It is not practicable to file the required pro forma financial information of Sartam Industries, Inc. at this time. Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.


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     (c)  Exhibits.

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------

   10.1      Capital Stock Purchase Agreement dated June 27, 2005.

   10.2      Contribution and Assumption Agreement dated July 25, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 26, 2005.

                                   ZANN CORP.



                                   By /s/Robert C. Simpson
                                     -------------------------------------------
                                     Robert C. Simpson, President, Secretary and
                                     Chairman of the Board of Directors


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